UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                             Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

UNIVERSAL DISPLAY CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11.

  D77355-P67071  You invested in UNIVERSAL DISPLAY CORPORATION and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy material for the shareholder meeting to be held on June 23, 2022.  Get informed before you vote  View the Proxy Statement and 2021 Annual Report to Shareholders online OR you can receive a free paper or email copy of the material(s)  by requesting prior to June 9, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings,  you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email,  please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email  copy.  For complete information and to vote, visit www.ProxyVote.com   Control #  Vote Virtually at the Meeting*  June 23, 2022  10:00 AM ET  Smartphone users  Point your camera here and  vote without entering a  control number  Virtually at:  www.virtualshareholdermeeting.com/OLED2022  *Please check the meeting materials for any special requirements for meeting attendance.  V1.1

Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the  upcoming shareholder meeting. Please follow the instructions on  the reverse side to vote these important matters.  UNIVERSAL DISPLAY CORPORATION  2022 Annual Meeting  Vote by June 22, 2022  11:59 PM ET  Board  Recommends  Voting Items  1. Election of the nine directors proposed in the accompanying Proxy Statement, each to serve for a one-year term and  until a successor is selected and qualified.   Nominees:  1a. Steven V. Abramson  For  1b. Cynthia J. Comparin  For  1c. Richard C. Elias  For1d. Elizabeth H. Gemmill  For  1e. C. Keith Hartley  For  1f. Celia M. Joseph  For  1g. Lawrence Lacerte  For  1h. Sidney D. Rosenblatt  For  1i. Sherwin I. Seligsohn  For  2. Advisory resolution to approve the compensation of the Company’s named executive officers.  For  3. Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for  2022.  For  NOTE: Such other business as may properly come before the meeting or any adjournment thereof.  D77356-P67071